UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2012
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-54751	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

608 – 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 687-0300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure

On December 14, 2012, Passport Potash Inc. (the “Company”) issued a press release announcing that it will be applying to the TSX Venture Exchange for approval to extend the expiry date of 20,833,204 common share purchase warrants issued on January 11, 2012, from January 11, 2013 to January 11, 2014.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01          Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

Not applicable.

(b)          Pro forma Financial Information

Not applicable.

(c)          Shell Company Transaction

Not applicable.

(d)          Exhibits

Exhibit	Description
99.1	Press Release dated December 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSPORT POTASH INC.

Date: December 14, 2012		/s/ John Eckersley
	Name:	John Eckersley
	Title:	Executive Vice President and a director